Exhibit 99.3

TABLE OF CONTENTS

Index

Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2014	F-1

Unaudited Pro Forma Consolidated Statement of Operations
for the Year Ended July 31, 2014	F-2

Unaudited Pro Forma Consolidated Statement of Operations
for the Three Months Ended October 31, 2014	F-3

Notes to the Unaudited Pro Forma Consolidated Financial Statements	F-4

AMAZING ENERGY OIL AND GAS CO.
Unaudited Pro Forma Consolidated Balance Sheet
For the Fiscal Year Ended July 31, 2014

						Adjusted
	Gold	Amazing	Combined	Pro Forma		Pro Forma
	Crest	Energy, Inc.	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	1,229	434,619	435,848			435,848
Oil & Gas Receivables, Related Party	-	234,598	234,598			234,598

Total Current Assets	1,229	669,217	670,446			670,446

PROPERTY, PLANT AND EQUIPMENT, NET	-	59,917	59,917			59,917
OIL & GAS PROPERTIES, FULL COST METHOD
Evaluated Properties	-	6,185,430	6,185,430			6,185,430
Unevaluated Properties	11,373	-	11,373			11,373

Total oil & Gas Properties, Full Cost Method	11,373	6,185,430	6,196,803			6,196,803
Other Assets	-	26,621	26,621			26,621

TOTAL ASSETS	12,602	6,941,185	6,953,787			6,953,787

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	31,329	-	31,329			31,329
Accounts Payable, Related Party		145,176	145,176			145,176
Accrued Liabilities	83,661	6,805	90,466			90,466
Interest Payable, Related Party		112,259	112,259			112,259
Short Term Debt, Related Party	80,213	673,695	753,908			753,908

Total Current Liabilities	195,203	937,935	1,133,138			1,133,138

LONG TERM LIABILITIES
Asset Retirement Obligation		278,612	278,612			278,612
Long Term Debt, Related Party		2,694,779	2,694,779			2,694,779

Total Long Term Liabilities		2,973,391	2,973,391			2,973,391

TOTAL LIABILITIES	195,203	3,911,326	4,106,529			4,106,529

SHAREHOLDERS' EQUITY:
Common stock, Par $0.001, 500,000,000 authorized	94,006	136	94,142	(128)	1	478,829
				384,849	2
				13	5
				12	6
				12	7
				11	8
				10	9
				(92)	4
Preferred Stock				79,755	3	79,755
Series A convertible preferred stock		10,000	10,000	(10,000)	5
Series B convertible preferred stock		10,000	10,000	(10,000)	6
Series C convertible preferred stock		10,000	10,000	(10,000)	7
Series D convertible preferred stock		10,000	10,000	(10,000)	8
Series E convertible preferred stock		9,870	9,870	(9,870)	9
Treasury stock		(90,998)	(90,998)	90,998	10
Additional Paid-In Capital	9,495,503	6,477,404	15,972,907	128	1	5,695,135
				(384,849)	2
				(79,755)	3
				(90,998)	10
				9,987	5
				9,988	6
				9,988	7
				9,989	8
				9,860	9
				(9,772,110)	11
Accumulated Deficit	(9,772,110)	(3,406,553)	(13,178,663)	9,772,110	11	(3,406,553)

Total Shareholders' Equity	(182,601)	3,029,859	2,847,258	(92)		2,847,166
Non-controlling interest				92	4	92
Total Equity	(182,601)	3,029,859	2,847,258	-		2,847,258

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	12,602	6,941,185	6,953,787	-		6,953,787

AMAZING ENERGY OIL AND GAS CO.
Unaudited Pro Forma Consolidated Statements of Operations
For the Fiscal Year Ended July 31, 2014

						Adjusted
	Gold	Amazing	Combined	Pro Forma		Pro Forma
	Crest	Energy, Inc.	Totals	Adjustments	REF	Totals

OIL & GAS SALES		1,414,276	1,414,276			1,414,276

OPERATING EXPENSES
Lease Operating Expenses		449,960	449,960			449,960
Selling, General, & Administrative Expenses	97,652	671,873	769,525			769,525
Depreciation Expense		10,828	10,828			10,828
Depletion Expense		500,355	500,355			500,355
Accretion Expense		12,605	12,605			12,605
Gain on Sale of Assets						-

TOTAL OPERATING EXPENSES	97,652	1,645,621	1,743,273			1,743,273

INCOME (LOSS) FROM OPERATIONS	(97,652)	(231,345)	(328,997)			(328,997)

OTHER INCOME (EXPENSE)
Interest Expense		(192,313)	(192,313)			(192,313)

TOTAL OTHER INCOME (EXPENSE)		(192,313)	(192,313)			(192,313)

NET INCOME (LOSS)	(97,652)	(423,658)	(521,310)			(521,310)

AMAZING ENERGY OIL AND GAS CO.
Unaudited Pro Forma Consolidated Statements of Operations
For the Three Months Periods Ended October 31, 2014

						Adjusted
	Gold	Amazing	Combined	Pro Forma		Pro Forma
	Crest	Energy, Inc.	Totals	Adjustments	REF	Totals

OIL & GAS SALES		324,317	324,317			324,317

OPERATING EXPENSES
Lease Operating Expenses		218,000	218,000			218,000
Selling, General, & Administrative Expenses	95,462	185,614	281,076			281,076
Depreciation Expense		1,768	1,768			1,768
Depletion Expense		110,324	110,324			110,324
Accretion Expense		3,441	3,441			3,441
Gain on Sale of Assets

TOTAL OPERATING EXPENSES	95,462	519,147	614,609			614,609

INCOME (LOSS) FROM OPERATIONS	(95,462)	(194,830)	(290,292)			(290,292)

OTHER INCOME (EXPENSE)
Interest Income		104	104			104
Interest Expense		(48,111)	(48,111)			(48,111)

TOTAL OTHER INCOME (EXPENSE)		(48,007)	(48,007)			(48,007)

NET INCOME (LOSS)	(95,462)	(242,837)	(338,299)			(338,299)

AMAZING ENERGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

These unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"). These pro forma consolidated financial statements do not contain all of the information required for annual financial statements.  Accordingly, the should be read in conjunction with the most recent annual financial statements of Amazing Energy, Inc. (formerly Gold Crest Mines, Inc.).  Effective October 9, 2014, Amazing Energy, Inc. entered into a change in control agreement with Gold Crest Mines, Inc., a US publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, certain controlling shareholders of Amazing Energy, Inc. exchanged 12,829,000 shares of its common stock to Gold Crest Mines, Inc. for 384,848,504 shares of common stock and 79,755 shares of Series "A" convertible preferred stock of Gold Crest Mines. Each Series "A" convertible preferred share is convertible into 10,000 shares of Gold Crest Mines, Inc. common stock.

These pro forma consolidated financial statements have been compiled from and include:

a)
An unaudited pro forma consolidated balance sheet combining the audited balance sheet of Amazing Energy, Inc. as of July 31, 2014, with the unaudited balance sheet of Gold Crest Mines, Inc. as of July 31, 2014, giving the effect to the transaction is if it occurred on July 31, 2014.

b)
An unaudited pro forma consolidated statement of operations combining the audited statement of operations of Amazing Energy, Inc. for the year ended July 31, 2014, with the unaudited statement of operations of Gold Crest Mines, Inc. for the year ended July 31, 2014, giving effect to the transaction as if it occurred on July 31, 2014.

c)
An unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of Amazing Energy, Inc. for the three months ended October 31, 2014, with the unaudited statement of operations of Gold Crest Mines, Inc. for the three months ended October 31, 2014, giving effect to the transaction as if it occurred on July 31, 2014.

The unaudited pro forma financial consolidated statements have been compiled using the significant accounting policies as set out in the audited financial statements of Amazing Energy, Inc. and Gold Crest Mines, Inc. of the years ended July 31, 2014 and December 31, 2013, respectively. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Amazing Energy, Inc. and Gold Crest Mines, Inc.

It is management's opinion that these pro forma consolidated financial statements include all adjustments necessary for fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Amazing Energy, Inc.'s accounting policies.  No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma consolidated statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of Amazing Energy, Inc which would have actually resulted had the proposed transaction been effected on the date indicated.  Further, the unaudited pro forma financial information in not necessarily indicative of the results of operations that may be obtained in the future.  The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

Note 2. Proposed Transaction

October 9, 2014, Amazing Energy, Inc. entered into a change in control agreement ("Plan of Merger") with Gold Crest Mines, Inc., a US publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, certain controlling shareholders of Amazing Energy, Inc. exchanged 12,829,000 shares of its common stock to Gold Crest Mines, Inc. for 384,848,504 shares of common stock and 79,755 shares of Series "A" convertible preferred stock of Gold Crest Mines. Each Series "A" convertible preferred share is convertible into 10,000 shares of Gold Crest Mines, Inc. common stock. The remaining outstanding shares of Amazing Energy, Inc. are treated as a minority interest and will eventually be converted into shares of common stock at the same exchange ratio as the certain controlling shareholders.

The Plan of Merger was treated as a reverse merger with Gold Crest Mines, Inc. deemed the accounting acquirer and Amazing Energy, Inc. deemed the accounting acquiree under the purchase method of accounting.  The reverse merger is deemed a recapitalization and the pro forma consolidated financial statements represent the continuation of the financial statements of Gold Crest Mines, Inc. including its capital structure.  Assets acquired and liabilities assumed are reported at their historical amounts.

Pro forma adjustments reflect [1] the issuance of 384,848,504 shares of Common Stock and 79,755 shares of Preferred Stock of Gold Crest Mines, Inc. in exchange for 12,829,000 shares of Common Stock, which represents controlling share, of Amazing Energy, Inc.

The following is a detail of the pro forma adjustments:

REF	Acct Name	Description
1	Common Stock	Exchange 12,829,000 shares of Amazing Energy for	128
1	Additional Paid-in Capital	384,848,508 shares of Gold Crest Mines		(128)
2	Common Stock	Exchange 12,829,000 shares of Amazing Energy for		(384,849)
2	Additional Paid-in Capital	384,848,508 shares of Gold Crest	384,849
3	Preferred Stock	Issue 79,755 preferred shares of Gold Crest convertible		(79,755)
3	Additional Paid-in Capital	into common at 10,000 to 1	79,755
4	Common Stock	Unconverted shares of Amazing Energy of	92
4	Minority Interest	9,181,843 shares; will convert into 844,254,382		(92)
5	Common Stock	To convert Series A Preferred to		(13)
5	Preferred Stock	1,250,000 shares of Amazing Energy common and	10,000
5	Additional Paid-in Capital	will convert into 115,207,587 of Gold Crest		(9,987)
6	Common Stock	To convert Series B Preferred to		(12)
6	Preferred Stock	1,182,000 shares of Amazing Energy common and	10,000
6	Additional Paid-in Capital	will convert into 108,940,294 of Gold Crest		(9,988)
7	Common Stock	To convert Series C Preferred to		(12)
7	Preferred Stock	1,150,000 shares of Amazing Energy common and	10,000
7	Additional Paid-in Capital	will convert into 105,990,980 of Gold Crest		(9,988)
8	Common Stock	To convert Series D Preferred to		(11)
8	Preferred Stock	1,100,000 shares of Amazing Energy common and	10,000
8	Additional Paid-in Capital	will convert into 101,382,677 of Gold Crest		(9,989)
9	Common Stock	To convert Series E Preferred to		(10)
9	Preferred Stock	1,036,378 shares of Amazing Energy common and	9,870
9	Additional Paid-in Capital	will convert into 95,518,887 of Gold Crest		(9,860)
10	Treasury Stock	Eliminate Treasury Shares of Amazing Energy		(90,998)
10	Additional Paid-in Capital		90,998
11	Deficit	Eliminate Gold Crest Deficit		(9,772,110)
11	Additional Paid-in Capital		9,772,110